UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

ASHLAND INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	333-211719	81-2587835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8145 Blazer Drive
Wilmington, Delaware		19808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 302 995-3000

Ashland Global Holdings Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ASH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On July 28, 2022, the entity formerly known as Ashland Global Holdings Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Ownership and Merger, merging its wholly-owned Delaware subsidiary, Ashland Chemco Inc. (“Chemco”), into the Company (the “Merger”) and amending the Company’s amended and restated Certificate of Incorporation (as amended, the “A&R COI”) to change its name to “Ashland Inc.,” effective August 1, 2022 (the “Name Change”). The Merger and Name Change were the final steps of a restructuring of the wholly owned subsidiaries in the Company’s legal entity structure (the “Restructuring”), which began with the merger of Ashland LLC, a Kentucky limited liability company, with and into Chemco immediately prior to the Merger (also on August 1, 2022). The Restructuring simplified the Company’s legal entity structure.

The Company’s board of directors also adopted amended and restated By-Laws of the Company (as amended, the “A&R By-Laws”) reflecting the Name Change, effective as of August 1, 2022. Other than the Name Change, there were no changes to the A&R COI and the A&R By-Laws.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware amending the A&R COI, and the A&R By-Laws which are filed hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

The Merger and the Name Change had no effect on the trading symbol or CUSIP for the Company’s common stock, which is listed with the New York Stock Exchange.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
3.1	Certificate of Ownership and Merger, amending the Company’s Amended and Restated Certificate of Incorporation to change its name to “Ashland Inc.” effective August 1, 2022.
3.2	Bylaws of Ashland Inc. as further amended effective August 1, 2022, reflecting the Company’s name change to “Ashland Inc.” effective August 1, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.

Date:	August 1, 2022	By:	/s/ Yvonne Winkler von Mohrenfels
Yvonne Winkler von Mohrenfels Senior Vice President General Counsel and Secretary